UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 3, 1998



                           RENAISSANCE COSMETICS, INC.
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             (Exact name of registrant as specified in its charter)



State of Delaware                33-87280                       06-1396287
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(State or other           (Commission File Number)          (I.R.S. Employer
 jurisdiction of                                             Identification No.)
 incorporation)



635 Madison Avenue, New York, New York                                  10022
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(Address of principal executive offices)                              (zip code)



Registrant's telephone number, including area code (617) 497-5584



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          (Former name or former address, if changed since last report)


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Item 5.           OTHER EVENTS.

                  On February 3, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.           EXHIBITS

                Exhibit Number
           (Referenced to Item 601
              of Regulation S-K)                 Description of Exhibit
           -----------------------               ----------------------

                    99.1                 Registrant's Press Release, dated as of
                                         February 3, 1998.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: February 3, 1998

                                           RENAISSANCE COSMETICS, INC.


                                           By: /s/ Robert J. Corso
                                               ---------------------------------
                                               Name:  Robert J. Corso
                                               Title: Chief Financial Officer


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                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


       Exhibit No.                                Description of Exhibit
       -----------                                ----------------------
          99.1                           Registrant's Press Release, dated as of
                                         February 3, 1998.